UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2014

OCCIDENTAL PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5 Greenway Plaza, Suite 110
Houston, Texas	77046
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code: (713) 215-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition

On July 31, 2014, Occidental Petroleum Corporation released information regarding its results of operations for the three months ended June 30, 2014.  The exhibits to this Form 8-K and the information set forth in this Item 2.02 are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition.  The full text of the press release is attached to this report as Exhibit 99.1.  The full text of the presentations of Chris Stavros, Stephen Chazen, Vicki Hollub and Willie Chiang are attached to this report as Exhibit 99.2.  Investor Relations Supplemental Schedules are attached to this report as Exhibit 99.3.  Earnings Conference Call Slides are attached to this report as Exhibit 99.4.  Forward-Looking Statements Disclosure for Earnings Release Presentation Materials is attached to this report as Exhibit 99.5.  The information in this Item 2.02 and Exhibits 99.1 through 99.5, inclusive, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 8 - Other Events

Item 8.01.  Other Events

On July 31, 2014, Occidental Petroleum Corporation announced net income for the second quarter of 2014 of $1.4 billion ($1.82 per diluted share), compared with $1.3 billion ($1.64 per diluted share) for the second quarter of 2013. Core income was $1.4 billion ($1.79 per diluted share) for the second quarter of 2014, compared with $1.3 billion ($1.58 per diluted share) for the second quarter of 2013.

QUARTERLY RESULTS

Oil and Gas

Domestic core earnings were $1.1 billion pre-tax or $679 million after-tax for the second quarter of 2014, compared to $1.0 billion pre-tax or $635 million after-tax for the second quarter of 2013.  The current quarter domestic results reflected higher realized prices across all products and higher oil volumes, partially offset by higher operating costs and higher DD&A.  The increase in operating costs was due to increased maintenance activities and higher costs for CO2, steam and power, which are influenced by crude oil and natural gas prices.  International core earnings were $1.1 billion pre-tax or $576 million after-tax for the second quarter of 2014, compared to $1.2 billion pre-tax or $641 million after-tax for the second quarter of 2013.  The current quarter international results reflected lower oil volumes, partially offset by higher oil prices and lower operating costs.

For the second quarter of 2014, total company average daily oil and gas production volumes, excluding the Hugoton production, averaged 736,000 barrels of oil equivalent (BOE), compared with 753,000 BOE in the second quarter of 2013. The sale of Hugoton assets closed on April 30, 2014.  Hugoton production averaged 6,000 BOE per day and 19,000 BOE per day for the second quarter of 2014 and 2013, respectively.  Domestic average daily production increased by 13,000 BOE to 464,000 BOE in the second quarter of 2014 compared to 451,000 BOE in the second quarter of 2013.  Domestic average oil production increased by 21,000 barrels per day, primarily from California and Permian Resources.  International average daily production decreased to 272,000 BOE in the second quarter of 2014 from 302,000 BOE in second quarter of 2013.  The decrease primarily resulted from insurgent activities in Colombia, continued field and port strikes in Libya and lower cost recovery barrels in Iraq.  Total company average daily sales volumes decreased to 735,000 BOE in the second quarter of 2014 from 745,000 BOE in the second quarter of 2013, mainly due to the timing of liftings.

Worldwide realized crude oil prices increased by 3 percent to $100.38 per barrel for the second quarter of 2014 compared with $97.91 per barrel for the second quarter of 2013 and improved slightly compared to the first quarter of 2014.  Worldwide NGL prices increased by 10 percent to $42.82 per barrel in the second quarter of 2014, compared with $38.78 per barrel in the second quarter of 2013, but decreased by 7 percent compared with $46.05 in the first quarter of 2014.  Domestic natural gas prices increased 12 percent in the second quarter of 2014 to $4.28 per MCF, compared with $3.82 in the second quarter of 2013, and fell by 6 percent compared with the first quarter of 2014.

Chemical

Chemical core earnings for the second quarter of 2014 were $133 million, compared to $144 million in the second quarter of 2013, excluding the $131 million gain on the sale of our investment in Carbocloro.  The decrease in second quarter of 2014 earnings reflected lower caustic soda prices driven by new chlor-alkali capacity in the industry and higher natural gas costs, partially offset by higher vinyl margins resulting from improvement in the U.S. construction markets.

Midstream, Marketing and Other

Midstream core earnings were $219 million for the second quarter of 2014, compared with $48 million for the second quarter of 2013.  The increase in earnings reflected improved marketing and trading performance.

Non-Core Items

The second quarter of 2014 included a net non-core income benefit of $27 million, which included a $341 million after-tax gain from the sale of Hugoton oil and gas assets, a $300 million after-tax charge for the impairment of certain non-producing domestic oil and gas acreage and on-going costs related to the California spin-off.  The non-core items in the second quarter of 2013 provided a net income benefit of $46 million.

SIX-MONTH RESULTS

Net income for the first six months of 2014 was $2.8 billion ($3.58 per diluted share), compared with $2.7 billion ($3.32 per diluted share) for the same period in 2013.  Core income for the first six months of 2014 was $2.8 billion ($3.54 per diluted share), compared with $2.6 billion ($3.27 per diluted share) for the same period in 2013.

Oil and Gas

Domestic core earnings were $2.1 billion pre-tax or $1.4 billion after-tax for the first six months of 2014, compared to $1.9 billion pre-tax or $1.2 billion after-tax for the first six months of 2013.  The increase in domestic core earnings reflected higher realized prices across all products and higher oil volumes, partially offset by higher costs for CO2, steam and power and higher DD&A.  International core earnings were $2.2 billion pre-tax or $1.1 billion after-tax for the first six months of 2014, compared to $2.2 billion pre-tax or $1.2 billion after-tax for the first six months of 2013.  International core earnings reflected lower Middle East/North Africa volumes, partially offset by lower operating costs.

Oil and gas production volumes, excluding Hugoton production, for the first six months of 2014 averaged 731,000 BOE per day, compared with 749,000 BOE per day for the first six months of 2013.  Domestic daily production averaged 460,000 BOE and 455,000 BOE for the first six months of 2014 and 2013, respectively.  Average domestic oil production increased by 15,000 barrels per day in the first six months of 2014, compared to the first six months of 2013.  Average international daily production volumes decreased to 271,000 BOE for the first six months of 2014 from 294,000 BOE for the first six months of 2013.  The decrease was primarily due to insurgent activities in Colombia, continued field and port strikes in Libya and lower cost recovery barrels in Iraq.  Total Company daily sales volumes averaged 726,000 BOE in the first six months of 2014, compared with 736,000 BOE for 2013. Sales volumes were lower than production volumes due to the timing of liftings in Middle East/North Africa.

Worldwide realized crude oil prices rose by 2 percent to $99.70 per barrel for the first six months of 2014, compared with $97.99 per barrel for the first six months of 2013.  Worldwide NGL prices increased by 12 percent to $44.43 per barrel for the first six months of 2014, compared with $39.52 per barrel for the first six months of 2013.  Domestic gas prices increased by 29 percent to $4.43 per MCF for the first six months of 2014, compared to $3.44 per MCF for the first six months of 2013.

Chemical

Chemical core earnings were $269 million for the first six months of 2014, compared with $303 million for the same period of 2013, excluding the $131 million gain on the sale of our investment in Carbocloro.  The lower earnings reflected lower caustic soda prices, driven by new chlor-alkali capacity in the industry and higher natural gas costs, partially offset by higher vinyl margins and volume improvements across most products.

Midstream, Marketing and Other

Midstream core earnings were $389 million for the first six months of 2014, compared with $263 million for the same period of 2013.  The increase in earnings reflected improved marketing and trading performance.

Forward-Looking Statements

Portions of this report contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects.  Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance.  Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; reorganization or restructuring of Occidental’s operations, including any delay of, or other negative developments affecting, the spin-off of California Resources Corporation; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber attacks or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates.  Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements.  You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report.  Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise.  Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of the 2013 Form 10-K.  Occidental posts or provides links to important information on its website at www.oxy.com.

Attachment 1
SUMMARY OF SEGMENT NET SALES AND AFTER-TAX EARNINGS

	Second Quarter		Six Months
($ millions, except per-share amounts)	2014	2013	2014	2013
SEGMENT NET SALES
Oil and Gas	$4,807	$4,721	$9,483	$9,161
Chemical	1,242	1,187	2,462	2,362
Midstream, Marketing and Other	530	269	965	722
Eliminations	(304)	(215)	(547)	(411)

Net Sales	$6,275	$5,962	$12,363	$11,834

SEGMENT EARNINGS - AFTER-TAX
Oil and Gas
Domestic	$720	$635	$1,394	$1,201
Foreign	576	641	1,128	1,177
Exploration	(36)	(56)	(68)	(29)
	1,260	1,220	2,454	2,349
Chemical	84	172	170	271
Midstream, Marketing and Other (a)	160	46	278	192
	1,504	1,438	2,902	2,812

Unallocated Corporate Items
Interest expense, net	(15)	(29)	(34)	(59)
Income taxes	73	84	153	160
Other	(130)	(166)	(202)	(227)

Income from Continuing Operations (a)	1,432	1,327	2,819	2,686
Discontinued operations, net	(1)	(5)	2	(9)

NET INCOME (a)	$1,431	$1,322	$2,821	$2,677

BASIC EARNINGS PER COMMON SHARE
Income from continuing operations	$1.83	$1.65	$3.58	$3.33
Discontinued operations, net	-	(0.01)	-	(0.01)
	$1.83	$1.64	$3.58	$3.32

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations	$1.82	$1.64	$3.58	$3.33
Discontinued operations, net	-	-	-	(0.01)
	$1.82	$1.64	$3.58	$3.32
AVERAGE COMMON SHARES OUTSTANDING
BASIC	782.6	804.9	786.9	804.8
DILUTED	782.9	805.4	787.3	805.3

(a) Net income and income from continuing operations represent amounts attributable to Common Stock, after deducting non-controlling interest of $3 million and $5 million for the second quarter and first six months of 2014, respectively. Midstream segment earnings are presented net of these non-controlling interest amounts.

Attachment 2

SUMMARY OF SEGMENT PRE-TAX EARNINGS

	Second Quarter		Six Months
($ millions)	2014	2013	2014	2013
SEGMENT EARNINGS - PRE-TAX
Oil and Gas
Domestic	$ 1,132	$ 997	$ 2,190	$ 1,886
Foreign	1,096	1,173	2,188	2,246
Exploration	(46)	(70)	(92)	(112)
	2,182	2,100	4,286	4,020
Chemical	133	275	269	434
Midstream, Marketing and Other (a)	219	48	389	263
	2,534	2,423	4,944	4,717

Unallocated Corporate Items
Interest expense, net	(15)	(29)	(34)	(59)
Income taxes	(957)	(901)	(1,889)	(1,745)
Other	(130)	(166)	(202)	(227)

Income from Continuing Operations (a)	1,432	1,327	2,819	2,686
Discontinued operations, net	(1)	(5)	2	(9)

NET INCOME (a)	$ 1,431	$ 1,322	$ 2,821	$ 2,677

(a) Net income and income from continuing operations represent amounts attributable to Common Stock, after deducting non-controlling interest of $3 million and $5 million for the second quarter and first six months of 2014, respectively. Midstream segment earnings are presented net of these non-controlling interest amounts.

Attachment 3

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental’s results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. Therefore, management uses a measure called “core results,” which excludes those items. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported earnings are considered representative of management’s performance over the long term. Core results is not considered to be an alternative to operating income reported in accordance with generally accepted accounting principles.

Second Quarter 2014
($ millions)	PRE-TAX	Reported Income	Significant Items		Core Results
Oil and Gas
Domestic		$ 1,132	$ (535)	(a)	$ 1,068
			471	(b)
Foreign		1,096			1,096
Exploration		(46)			(46)
		2,182			2,118

Chemical		133			133

Midstream, Marketing and Other		219			219

Corporate
Interest expense		(15)			(15)
Other		(130)	17	(c)	(113)
Taxes		(957)	19		(938)

Income from continuing operations		1,432	(28)		1,404
Discontinued operations, net		(1)	1		-
Net Income		$ 1,431	$ (27)		$ 1,404

Second Quarter 2014
($ millions)	AFTER-TAX	Reported Income	Significant Items		Core Results
Oil and Gas
Domestic		$ 720	$ (341)	(a)	$ 679
			300	(b)
Foreign		576			576
Exploration		(36)			(36)
		1,260			1,219

Chemical		84			84

Midstream, Marketing and Other		160			160

Corporate
Interest expense		(15)			(15)
Other		(130)	13	(c)	(117)
Unallocated taxes		73			73

Income from continuing operations		1,432	(28)		1,404
Discontinued operations, net		(1)	1		-
Net Income		$ 1,431	$ (27)		$ 1,404

Diluted Earnings Per Common Share		$ 1.82			$ 1.79

(a) Hugoton sale gain.
(b) Asset impairments.
(c) Spin-off and other costs.

Attachment 4

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Second Quarter 2013
($ millions)	PRE-TAX	Reported Income	Significant Items		Core Results
Oil and Gas
Domestic		$997			$997
Foreign		1,173			1,173
Exploration		(70)			(70)
		2,100			2,100

Chemical		275	$(131)	(a)	144

Midstream, Marketing and Other		48			48

Corporate
Interest expense		(29)			(29)
Other		(166)	55	(b)	(111)
Taxes		(901)	25		(876)

Income from continuing operations		1,327	(51)		1,276
Discontinued operations, net		(5)	5		-
Net Income		$1,322	$(46)		$1,276

Second Quarter 2013
($ millions)	AFTER-TAX	Reported Income	Significant Items		Core Results
Oil and Gas
Domestic		$635			$635
Foreign		641			641
Exploration		(56)			(56)
		1,220			1,220

Chemical		172	$(85)	(a)	87

Midstream, Marketing and Other		46			46

Corporate
Interest expense		(29)			(29)
Other		(166)	34	(b)	(132)
Unallocated taxes		84			84

Income from continuing operations		1,327	(51)		1,276
Discontinued operations, net		(5)	5		-
Net Income		$1,322	$(46)		$1,276

Diluted Earnings Per Common Share		$1.64			$1.58

(a) Carbocloro sale gain.
(b) Employment charges related to post-employment benefits for the Company’s former Chairman and termination of certain other employees and consulting arrangements.

Attachment 5

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Six Months 2014
($ millions)	PRE-TAX	Reported Income	Significant Items		Core Results
Oil and Gas
Domestic		$2,190	$(535)	(a)	$2,126
			471	(b)
Foreign		2,188			2,188
Exploration		(92)			(92)
		4,286			4,222

Chemical		269			269

Midstream, Marketing and Other		389			389

Corporate
Interest expense		(34)			(34)
Other		(202)	17	(c)	(185)
Taxes		(1,889)	19		(1,870)

Income from continuing operations		2,819	(28)		2,791
Discontinued operations, net		2	(2)		-
Net Income		$2,821	$(30)		$2,791

Six Months 2014
($ millions)	AFTER-TAX	Reported Income	Significant Items		Core Results
Oil and Gas
Domestic		$1,394	$(341)	(a)	$1,353
			300	(b)
Foreign		1,128			1,128
Exploration		(68)			(68)
		2,454			2,413

Chemical		170			170

Midstream, Marketing and Other		278			278

Corporate
Interest expense		(34)			(34)
Other		(202)	13	(c)	(189)
Unallocated taxes		153			153

Income from continuing operations		2,819	(28)		2,791
Discontinued operations, net		2	(2)		-
Net Income		$2,821	$(30)		$2,791

Diluted Earnings Per Common Share		$3.58			$3.54

(a) Hugoton sale gain.
(b) Asset impairments.
(c) Spin-off and other costs.

Attachment 6
SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Six Months 2013
($ millions) PRE-TAX	Reported Income	Significant Items		Core Results
Oil and Gas
Domestic	$1,886			$1,886
Foreign	2,246			2,246
Exploration	(112)			(112)
	4,020			4,020

Chemical	434	$(131)	(a)	303

Midstream, Marketing and Other	263			263

Corporate
Interest expense	(59)			(59)
Other	(227)	55	(b)	(172)
Taxes	(1,745)	25		(1,720)

Income from continuing operations	2,686	(51)		$2,635
Discontinued operations, net	(9)	9		-
Net Income	$2,677	$(42)		$2,635

Six Months 2013
($ millions) AFTER-TAX	Reported Income	Significant Items		Core Results
Oil and Gas
Domestic	$1,201			$1,201
Foreign	1,177			1,177
Exploration	(29)			(29)
	2,349			2,349

Chemical	271	$(85)	(a)	186

Midstream, Marketing and Other	192			192

Corporate
Interest expense	(59)			(59)
Other	(227)	34	(b)	(193)
Unallocated taxes	160			160

Income from continuing operations	2,686	(51)		2,635
Discontinued operations, net	(9)	9		-
Net Income	$2,677	$(42)		$2,635

Diluted Earnings Per Common Share	$3.32			$3.27

(a) Carbocloro sale gain.

(b) Employment charges related to post-employment benefits for the Company’s former Chairman and termination of certain other employees and consulting arrangements.

Attachment 7
SUMMARY OF CAPITAL EXPENDITURES AND DD&A EXPENSE

	Second Quarter		Six Months
($ millions)	2014	2013	2014	2013
CAPITAL EXPENDITURES (a)	$2,658	$2,210	$4,927	$4,280

DEPRECIATION, DEPLETION AND
AMORTIZATION OF ASSETS	$1,317	$1,303	$2,583	$2,562

(a) Includes 100 percent of the capital for BridgeTex Pipeline, which is being consolidated in Oxy’s financial statements.  Our partner contributes its share of the capital.  The Company’s net capital expenditures after these reimbursements and inclusion of our contributions for the Chemical joint venture cracker were $2.5 billion and $2.2 billion for the second quarter of 2014 and 2013, respectively, and $4.7 billion and $4.2 billion for the six months ended June 30, 2014 and 2013, respectively.

Attachment 8

SUMMARY OF OPERATING STATISTICS - PRODUCTION

	Second Quarter		Six Months
	2014	2013	2014	2013
NET OIL, LIQUIDS AND GAS PRODUCTION PER DAY
United States
Oil (MBBL)
California	97	88	96	88
Permian Resources	40	33	38	34
Permian EOR	110	112	110	112
Midcontinent and Other	29	22	27	22
Total excluding Hugoton	276	255	271	256
Hugoton	2	6	4	6
Total	278	261	275	262

NGLs (MBBL)
California	18	21	18	20
Permian Resources	12	11	11	10
Permian EOR	29	28	29	29
Midcontinent and Other	12	14	14	15
Total excluding Hugoton	71	74	72	74
Hugoton	1	3	2	3
Total	72	77	74	77

Natural Gas (MMCF)
California	243	260	243	262
Permian Resources	120	121	117	126
Permian EOR	34	39	37	42
Midcontinent and Other	305	312	305	318
Total excluding Hugoton	702	732	702	748
Hugoton	16	60	35	60
Total	718	792	737	808

Latin America
Oil (MBBL) - Colombia	19	28	24	29

Natural Gas (MMCF) - Bolivia	12	13	12	13

Middle East / North Africa
Oil (MBBL)
Dolphin	7	7	6	6
Oman	70	67	68	66
Qatar	69	75	68	67
Other	28	44	27	45
Total	174	193	169	184

NGLs (MBBL)
Dolphin	7	7	7	7

Natural Gas (MMCF)
Dolphin	144	145	138	139
Oman	40	56	40	56
Other	236	232	234	238
Total	420	433	412	433

Barrels of Oil Equivalent excluding
Hugoton (MBOE)	736	753	731	749
Hugoton	6	19	12	19
Barrels of Oil Equivalent (MBOE)	742	772	743	768

Attachment 9
SUMMARY OF OPERATING STATISTICS - SALES

	Second Quarter		Six Months
	2014	2013	2014	2013
NET OIL, LIQUIDS AND GAS SALES PER DAY

United States
Oil (MBBL)	278	261	275	262
NGLs (MBBL)	72	77	74	77
Natural Gas (MMCF)	720	795	738	810

Latin America
Oil (MBBL) - Colombia	24	26	28	28

Natural Gas (MMCF) - Bolivia	12	13	12	13

Middle East / North Africa
Oil (MBBL)
Dolphin	7	7	6	6
Oman	71	63	68	68
Qatar	66	80	69	66
Other	24	36	17	32
Total	168	186	160	172

NGLs (MBBL)
Dolphin	7	7	7	7

Natural Gas (MMCF)	420	433	412	433

Barrels of Oil Equivalent excluding
Hugoton (MBOE)	735	745	726	736
Hugoton	6	19	12	19
Barrels of Oil Equivalent (MBOE)	741	764	738	755

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated July 31, 2014.

99.2	Full text of presentations of Chris Stavros, Stephen Chazen, Vicki Hollub and Willie Chiang.

99.3	Investor Relations Supplemental Schedules.

99.4	Earnings Conference Call Slides.

99.5	Forward-Looking Statements Disclosure for Earnings Release Presentation Materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: July 31, 2014	/s/ Jennifer Kirk
Jennifer Kirk, Vice President, Controller
and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 31, 2014.

99.2	Full text of presentations of Chris Stavros, Stephen Chazen, Vicki Hollub and Willie
Chiang.

99.3	Investor Relations Supplemental Schedules.

99.4	Earnings Conference Call Slides.

99.5	Forward-Looking Statements Disclosure for Earnings Release Presentation Materials.